SUPPLEMENT DATED JULY 1, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP EQUITY PORTFOLIO CLASS I & P SHARES DATED MAY 1, 2016

This supplement revises the Small-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement were effective on June 30, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies – BlackRock managed portion subsection, the first sentence of the second paragraph was replaced with the following:

BlackRock’s portion of the Fund will generally hold any number of the stocks in the index and tries to match its industry weightings and characteristics. This portion of the Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

In the Principal Risks – BlackRock managed portion subsection, the following risk was added:

•	Industry Concentration Risk: Concentrating investments in a single industry and related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund may concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.